Exhibit 24.1


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. Graham and Kari Roberts as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



SIGNATURE                       TITLE                               DATE

/s/ Andrew A. Kimura            President and Director              May 12, 2004
------------------------       (Principal Executive Officer)
Andrew A. Kimura


/s/ Robert P. Brennan           Director                            May 12, 2004
------------------------
Robert P. Brennan


/s/ Evelyn Echevarria           Director                            May 12, 2004
------------------------
Evelyn Echevarria


/s/ Carlos Onis                 Director and Vice President         May 12, 2004
------------------------
Carlos Onis


/s/ Zev Kindler                 Treasurer                           May 12, 2004
------------------------
Zev Kindler                     (Principal Financial Officer)


/s/ Thomas Zingalli             Vice President and Controller       May 12, 2004
------------------------        (Principal Accounting Officer)
Thomas Zingalli